Exhibit 10.5

OMNIBUS AMENDMENT NO. 1

This OMNIBUS AMENDMENT NO. 1, dated as of July 22, 2013 (this “Amendment”), is entered into among HSFR, INC., a Delaware corporation, as seller (the “Seller”), HENRY SCHEIN INC., a Delaware corporation, as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”) and as performance guarantor, THE ORIGINATORS LISTED ON THE SIGNATURE PAGES HERETO (the “Originators”), THE PURCHASERS LISTED ON THE SIGNATURE PAGES HERETO (the “Purchasers”), THE PURCHASER AGENTS LISTED ON THE SIGNATURE PAGES HERETO (the “Purchaser Agents”) and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as agent (in such capacity, together with its successors and assigns in such capacity, the “Agent”) for each Purchaser Group.

BACKGROUND

The Seller, Servicer, Purchasers, Purchaser Agents and Agent are also parties to a Receivables Purchase Agreement, dated as of April 17, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). The Originators and the Seller are also parties to a Receivables Sale Agreement, dated as of April 17, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”).  The parties are entering into this Amendment to amend or otherwise modify the Receivables Purchase Agreement and the Receivables Sale Agreement (collectively, the “Agreements”).

AGREEMENT

1.           Definitions.  Capitalized terms are used in this Amendment as defined in Exhibit I to the Receivables Purchase Agreement.

2.           Amendments to Receivables Purchase Agreement.  The parties to the Receivables Purchase Agreement agree that the Receivables Purchase Agreement is hereby amended as follows:

(a)           Section 7.1(p). Clause (i) of Section 7.1(p) of the Receivables Purchase Agreement is herebey amended to replace the phrase "chief financial officer" with the phrase "chief financial officer or treasurer";

(b)           Exhibit I to the Receivables Purchase Agreement. The definition of “Settlement Reporting Date” in Exhibit I to the Receivables Purchase Agreement is hereby amended by replacing the text “20th day of each month immediately following the Cut-Off Date” with the text “21st day immediately following the most recent Cut-Off Date”.

(c)           Exhibit I to the Receivables Purchase Agreement.  The definition of “Dilution Horizon Ratio” in Exhibit I to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Dilution Horizon Ratio” means as of any date, a ratio (expressed as a percentage), computed as of the last day of the most recently ended Calculation Period by dividing (i) the sum of the aggregate amount of gross sales of the Originators generated during the most recently ended Calculation Period by (ii) the amount equal to the Non-Defaulted Receivables Balance as of the last day of the most recently ended Calculation Period.

(d)           Exhibit XIV to the Receivables Purchase Agreement. Exhibit XIV to the Receivables Purchase Agreement is hereby replaced by Schedule A attached hereto.

3.           Amendment to Receivables Sale Agreement.  The parties to the Receivables Sale Agreement agree that clause (b) of Section 1.2 of the Receivables Sale Agreement is hereby amended by replacing the text “On the 20th day of each month hereafter” with the text “On the 21st day immediately following the most recent Cut-Off Date”.

4.           Conditions.  The amendments described in Sections 2 and 3 above shall become effective upon the first date on which this Amendment shall have been executed and delivered by each party hereto.

5.           Representations and Warranties; Covenants.  Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Agent, each Purchaser Agent and each Purchaser that on and as of the date hereof:

(a)           each of its representations and warranties contained in Article V of the Receivables Purchase Agreement is true and correct, in all material respects, on and as of the date hereof; and

(b)           no Termination Event or Unmatured Termination Event exists.

6.           Ratification.  This Amendment constitutes an amendment to the Agreements.  After the execution and delivery of this Amendment, all references to the Agreements in any document shall be deemed to refer to the Agreements as amended by this Amendment, unless the context otherwise requires.  Except as amended above, the Agreements are hereby ratified in all respects.  Except as set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the parties hereto under the Agreements, nor constitute an amendment or waiver of any provision of the Agreements.  This Amendment shall not constitute a course of dealing among the parties hereto at variance with the Agreements such as to require further notice by any of the Agent, the Purchaser Agents or the Purchasers to require strict compliance with the terms of the Agreements in the future, as amended by this Amendment, except as expressly set forth herein.  Each of the Seller, the Servicer and each Originator hereby acknowledges and expressly agrees that each of the Agent, the Purchaser Agents and the Purchasers reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Agreements, as amended herein.

7.           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

8.           Governing Law.  This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

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9.           Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.

10.         Transaction Document.  This Amendment shall constitute a Transaction Document under the Agreement.

11.         Ratification of Performance Undertaking.  After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

HSFR INC.,
as Seller

By: /s/ Ferdinand G. Jahnel
Name: Ferdinand G. Jahnel
Title: Treasurer

HENRY SCHEIN, INC.,
as Servicer, Originator and Performance Guarantor

By: /s/ Steven Paladino
Name: Steven Paladino
Title: Executive Vice President and Chief
Financial Officer

S-1	Omnibus Amendment No. 1

HENRY SCHEIN PUERTO RICO, INC.,
as Originator

By: /s/ Steven Paladino
Name: Steven Paladino
Title: Executive Vice President and Chief
Financial Officer

INSOURCE, INC.,
as Originator

By: /s/ Steven Paladino
Name: Steven Paladino
Title: Executive Vice President and Chief
Financial Officer

CAMLOG USA, INC.,
as Originator

By: /s/ Steven Paladino
Name: Steven Paladino
Title: Executive Vice President

S-2	Omnibus Amendment No. 1

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as Purchaser Agent for the
Victory Purchaser Group

By: /s/ Luna Mills
Name: Luna Mills
Title: Director

VICTORY RECEIVABLES CORPORATION,
as Conduit Purchaser

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

S-3	Omnibus Amendment No. 1

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH,
as Agent

By: /s/ Luna Mills
Name: Luna Mills
Title: Director

S-4	Omnibus Amendment No. 1

Schedule A to Omnibus Amendment No. 1

Exhibit XIV

HENRY SCHEIN
Accounting Period - Schedule

		Calculation Period		Reporting Date (3-Weeks after End)	Settlement Date (Reporting Date + 2 BD)

		Start	End
2013	Jan	12/30/2012	2/2/2013	2/25/2013	2/27/2013
	Feb	2/3/2013	3/2/2013	3/25/2013	3/27/2013
	Mar	3/3/2013	3/30/2013	4/22/2013	4/24/2013
	Apr	3/31/2013	4/27/2013	5/20/2013	5/22/2013
	May	4/28/2013	6/1/2013	6/24/2013	6/26/2013
	Jun	6/2/2013	6/29/2013	7/22/2013	7/24/2013
	Jul	6/30/2013	8/3/2013	8/26/2013	8/28/2013
	Aug	8/4/2013	8/31/2013	9/23/2013	9/25/2013
	Sept	9/1/2013	9/28/2013	10/21/2013	10/23/2013
	Oct	9/29/2013	11/2/2013	11/25/2013	11/27/2013
	Nov	11/3/2013	11/30/2013	12/23/2013	12/26/2013
	Dec	12/1/2013	12/28/2013	1/21/2014	1/23/2014

2014	Jan	12/29/2013	2/1/2014	2/24/2014	2/26/2014
	Feb	2/2/2014	3/1/2014	3/24/2014	3/26/2014
	Mar	3/2/2014	3/29/2014	4/21/2014	4/23/2014
	Apr	3/30/2014	4/26/2014	5/19/2014	5/21/2014
	May	4/27/2014	5/31/2014	6/23/2014	6/25/2014
	Jun	6/1/2014	6/28/2014	7/21/2014	7/23/2014
	Jul	6/29/2014	8/2/2014	8/25/2014	8/27/2014
	Aug	8/3/2014	8/30/2014	9/22/2014	9/24/2014
	Sept	8/31/2014	9/27/2014	10/20/2014	10/22/2014
	Oct	9/28/2014	11/1/2014	11/24/2014	11/26/2014
	Nov	11/2/2014	11/29/2014	12/22/2014	12/24/2014
	Dec	11/30/2014	12/27/2014	1/20/2015	1/22/2015

2015	Jan	12/28/2014	1/31/2015	2/23/2015	2/25/2015
	Feb	2/1/2015	2/28/2015	3/23/2015	3/25/2015
	Mar	3/1/2015	3/28/2015	4/20/2015	4/22/2015
	Apr	3/29/2015	4/25/2015	5/18/2015	5/20/2015
	May	4/26/2015	5/30/2015	6/22/2015	6/24/2015
	Jun	5/31/2015	6/27/2015	7/20/2015	7/22/2015
	Jul	6/28/2015	8/1/2015	8/24/2015	8/26/2015
	Aug	8/2/2015	8/29/2015	9/21/2015	9/23/2015

S-5	Omnibus Amendment No. 1

	Sept	8/30/2015	9/26/2015	10/19/2015	10/21/2015
	Oct	9/27/2015	10/31/2015	11/23/2015	11/25/2015
	Nov	11/1/2015	11/28/2015	12/21/2015	12/23/2015
	Dec	11/29/2015	12/26/2015	1/19/2016	1/21/2016

2016	Jan	12/27/2015	1/30/2016	2/22/2016	2/24/2016
	Feb	1/31/2016	2/27/2016	3/21/2016	3/23/2016
	Mar	2/28/2016	3/26/2016	4/18/2016	4/20/2016
	Apr	3/27/2016	4/23/2016	5/16/2016	5/18/2016
	May	4/24/2016	5/28/2016	6/20/2016	6/22/2016
	Jun	5/29/2016	6/25/2016	7/18/2016	7/20/2016
	Jul	6/26/2016	7/30/2016	8/22/2016	8/24/2016
	Aug	7/31/2016	8/27/2016	9/19/2016	9/21/2016
	Sept	8/28/2016	9/24/2016	10/17/2016	10/19/2016
	Oct	9/25/2016	10/29/2016	11/21/2016	11/23/2016
	Nov	10/30/2016	11/26/2016	12/19/2016	12/21/2016
	Dec	11/27/2016	12/31/2016	1/23/2017	1/25/2017

S-6	Omnibus Amendment No. 1